UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2009
(Date of earliest event reported)

Double-Take Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210 SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference are slides to be used for investor presentations by Double-Take Software, Inc.

In particular, the Company will be making investor presentations at the following conferences:

•	The Eighth Annual JMP Securities Research Conference in San Francisco, CA on May 19, 2009 at 8:30 AM PT.

•	Cowen and Company’s 37th Annual Technology Media & Telecom Conference in New York, NY on May 28, 2009 at 8:00 AM ET.

The Company's presentations at both conferences will be webcast live and archived for 90 days on the Investor Relations section of the Company’s website at http://investor.doubletake.com/events.cfm.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1           Double-Take Software, Inc. Investor Presentation Slides

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: May 18, 2009	By:	/s/ S. CRAIG HUKE
S. Craig Huke
Vice President and Chief Financial Officer